April 6, 2020

DEAR FELLOW SHAREHOLDER,

We recently sent you proxy material in connection with the MainStay Cushing® Renaissance Advantage Fund (the “Fund”) Special Meeting of Shareholders to be held on May 8, 2020. All shareholders are being asked to consider and vote on an Agreement and Plan of Reorganization to merge your Fund into MainStay CBRE Global Infrastructure Fund.

We expect that all shareholders will benefit from the proposed merger through the reduction of management fees, and lower gross and net expense ratios for all share classes

Your Board of Trustees believes that the proposed merger is in the best interest of the shareholders of the Fund and unanimously recommends that you vote your shares “FOR” the proposed merger. Please follow the voting instructions below.

I understand that in these difficult times, you have other priorities, but I am hoping you can take a few minutes to vote your shares by following the voting instructions below. We have included a proxy card and return envelope for your convenience or you can vote via internet or telephone.

I hope you and your loved ones stay safe and healthy.

Thank you,

KIRK C. LEHNEIS

PRESIDENT

MAINSTAY FUNDS TRUST

Three Convenient Voting Methods to Cast Your Vote

1. Vote by Telephone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed card(s) and following the instructions.
2. Vote Online: You may cast your vote by visiting the web address located on the enclosed card(s) and following the instructions.
3. Vote by Mail: You may cast your vote by signing, dating and mailing the enclosed card(s) in the enclosed prepaid return envelope.

If you have any questions regarding the shareholder meeting or voting, please call MainStay’s proxy solicitor, Di Costa Partners at 1-833-892-6620.